SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 28, 2002

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of August 28, 2002, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMAC Home Equity Loan-Backed Term Notes, Series 2002-HE3)



                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                          333-86786            41-1955181
--------                          ---------            ----------
(State or Other Jurisdiction      (Commission          (I.R.S. Employer
of Incorporation)                 File Number)         Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code, is (952) 857-7000 Exhibit Index located on Page 4


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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.

On August 28, 2002, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMAC Home Equity Loan-Backed Term Notes, Series 2002-HE3, pursuant to an Indenture, dated as of August 28, 2002, between GMAC Home Equity Loan Trust 2002-HE3, as issuer and the Wells Fargo Bank Minnesota, N.A., as Indenture Trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

        (a)    Not applicable

        (b)    Not applicable

     (c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

          4.1 Servicing Agreement dated as of August 28, 2002 among GMAC Mortgage Corporation, as servicer, Wells Fargo Bank Minnesota, N.A., as indenture trustee, and the GMACM Home Equity Loan Trust 2002-HE3, as issuer.

          4.2 Trust Agreement dated as of August 28, 2002 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

          4.3 Indenture dated as of August 28, 2002 between GMACM Home Equity Loan Trust 2002-HE3, as issuer, and Wells Fargo Bank Minnesota, N.A., as indenture trustee, and Appendix A thereto.

          10.1 Mortgage Loan Purchase Agreement dated as of August 28, 2002 among GMAC Mortgage Corporation, as seller, Walnut Grove Mortgage Loan Trust 2001-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2002-HE3.

          10.2 Note  Guaranty   Insurance   Policy  issued  by  MBIA   Insurance
               Corporation relating to GMACM Home Equity Loan-Backed Term Notes, Series 2002-HE3.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                                        By:    /s/ Patricia C. Taylor
                                        Name:  Patricia C. Taylor
                                        Title: Vice President


Dated:  September 12, 2002




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                                  EXHIBIT INDEX


Exhibit Number               Description


          4.1 Servicing Agreement dated as of August 28, 2002 among GMAC Mortgage Corporation, as servicer, Wells Fargo Bank Minnesota, N.A., as indenture trustee, and the GMACM Home Equity Loan Trust 2002-HE3, as issuer.

          4.2 Trust Agreement dated as of August 28, 2002 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

          4.3 Indenture dated as of August 28, 2002 between GMACM Home Equity Loan Trust 2002-HE3, as issuer, and Wells Fargo Bank Minnesota, N.A., as indenture trustee, and Appendix A thereto.

          10.1 Mortgage Loan Purchase Agreement dated as of August 28, 2002 among GMAC Mortgage Corporation, as seller, Walnut Grove Mortgage Loan Trust 2001-A, as seller, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2002-HE3.

          10.2 Note  Guaranty   Insurance   Policy  issued  by  MBIA   Insurance
               Corporation relating to GMACM Home Equity Loan-Backed Term Notes, Series 2002-HE3.

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